UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AVEO PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following email was sent to employees of AVEO Pharmaceuticals, Inc. on December 19, 2022 at 10:05 p.m.:

To: All AVEO Employees

From: Erick Lucera

Date: December 19, 2022 at 10:05 p.m.

Re: Proxy

Dear Colleagues,

We recently filed our definitive proxy statement with the U.S. Securities and Exchange Commission. This is an important milestone and means that we are now able to begin soliciting votes in favor of the transaction. The date of the special meeting to vote on the adoption of the merger agreement is currently scheduled for January 5, 2023.

If you are an AVEO stockholder, you should have received or will soon be receiving information about how to vote at the special meeting. Be on the lookout for that information.

Employees who own AVEO stock and need assistance in completing the proxy card or voting instruction form or have questions regarding the special meeting may contact the Company’s proxy solicitor, Morrow Sodali LLC by phone: (800) 662-5200 or email AVEO@investor.morrowsodali.com.

We continue to actively work with LG Chem on the integration planning process. We are excited to bring our companies together following the completion of the transaction, which we expect will close in early 2023, subject to customary closing conditions, including approval by AVEO stockholders and receipt of regulatory approvals. We look forward to sharing additional updates as we move forward.

Thank you again for your continued hard work and dedication to our Mission to Improve the lives of patients with cancer. I hope you all have a happy and healthy holiday with your family and friends.

Sincerely,

Erick J. Lucera

CFO

Additional Information

This communication may be deemed solicitation material in respect of the proposed acquisition of AVEO by LG Chem. On November 25, 2022, AVEO filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement and has filed or may file with the SEC other relevant documents with respect to a special meeting of the stockholders of AVEO to approve the proposed merger. Investors of AVEO are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety because they do or will, when filed, contain important information about AVEO, LG Chem and the proposed merger. Investors may obtain a free copy of these materials and other documents filed by AVEO with the SEC at the SEC’s website at www.sec.gov, at AVEO’s website at www.aveooncology.com or by sending a written request to AVEO at 30 Winter Street, Boston, Massachusetts 02108. The information contained on, or accessible through, AVEO’s website is not incorporated by reference into this communication and you should not consider any information contained in, or that can be accessed through, AVEO’s website as part of this communication or in deciding whether to support the approval of the proposed merger. AVEO has included its website in this communication solely as an inactive textual reference.

Participants in the Solicitation

AVEO and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from AVEO’s stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of AVEO’s stockholders in connection with the proposed merger is set forth in AVEO’s definitive proxy statement for its special stockholders meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger may be set forth in subsequent documents to be filed with the SEC and which can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. These forward-looking statements generally include statements that are predictive in nature and depend on or refer to future events or conditions, and include words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume” and “continue” as well as variations of such words and similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed acquisition of AVEO by LG Chem (the “proposed transaction”); the prospective performance and outlook of AVEO’s business, performance and opportunities; any potential strategic benefits, synergies or opportunities expected as a result of the proposed transaction; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing.

These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by our forward-looking statements. There can be no guarantee that the proposed transaction will be completed, or that it will be completed as currently proposed, or at any particular time. Neither can there be any guarantee that AVEO will achieve any particular future financial results. In particular, our expectations could be affected by, among other things: the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that competing offers or acquisition proposals for AVEO will be made; the possibility that required regulatory, stockholder or other approvals or other conditions to the consummation of proposed transaction may not be satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect LG Chem or AVEO or the expected benefits of the proposed transaction); regulatory actions or delays or government regulation generally, including potential regulatory actions or delays relating to the completion of the potential transaction; the occurrence of any event, change or other circumstance that could give rise to the right of LG Chem or AVEO to terminate the definitive merger agreement governing the terms and conditions of the proposed transaction; effects of the announcement, pendency or consummation of the proposed transaction on AVEO’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; risks related to the diversion of management’s attention from ongoing business operations and opportunities; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and other risks and factors referred to from time to time in AVEO’s filings with the Securities and Exchange Commission, including AVEO’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q, including those related to the uncertainties inherent in the research and development of new and existing healthcare products, including clinical and regulatory developments and additional analysis of existing clinical data; our ability to obtain or maintain proprietary intellectual property protection; safety, quality or manufacturing issues or delays; changes in expected or existing competition; and domestic and global trends toward health care cost containment, including government, payor and general public pricing and reimbursement pressures. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors. AVEO is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.